SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 6, 1998


                             SMARTSERV ONLINE, INC.
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   0-28008                     13-3750708
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)               File No.)               Identification No.)



            One Station Place, Stamford, Connecticut         06902
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            (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number, including area code (203) 353-5950


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM  5.  OTHER EVENTS.


           At a meeting of the Board of Directors of SmartServ Online, Inc., a Delaware corporation (the "Company"), held on February 6, 1998, the Board of Directors voted to terminate the Company's employment contract with Steven T. Francesco, the Company's former President. A copy of the Company's press release dated February 8, 1998 is attached hereto as Exhibit 4.1.


ITEM 7.    EXHIBITS.

Exhibit Number           Description
--------------           -----------

4.1                      Press Release dated February 8, 1998.





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



                                   SIGNATURES

           Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 10, 1998                     SMARTSERV ONLINE, INC.


                                             By: /S/ SEBASTIAN E. CASSETTA
                                                --------------------------
                                                Name: Sebastian E. Cassetta
                                                Title:Chief Executive Officer
                                                      and Chairman of the Board





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